                                                                    EXHIBIT 99.2


              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Directors
Item Processing of America, Inc.
Miami, Florida


We have audited the accompanying balance sheet of Item Processing of America, Inc. as of December 31, 1997 and the related statements of income, stockholders' equity and cash flows for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Item Processing of America, Inc. at December 31, 1997, and the results of its operations and its cash flows for each of the two years in the period then ended in conformity with generally accepted accounting principles.


BDO Seidman LLP
Miami, Florida
January 22, 1998

                       ITEM PROCESSING OF AMERICA, INC.

                                BALANCE SHEETS

-----------------------------------------------------------------------------
                                                    SEPTEMBER 30, December 31,
                                                       1998           1997
-----------------------------------------------------------------------------
                                                    (UNAUDITED)
ASSETS

CURRENT
 Cash                                               $127,101        $ 75,725
 Accounts receivable, net of allowance for doubtful
  accounts of $10,000 in 1998                        139,279         136,416
 Prepaid expenses                                     24,183          26,349
----------------------------------------------------------------------------

Total current assets                                 290,563         238,490
----------------------------------------------------------------------------


PROPERTY AND EQUIPMENT
 Computer equipment (Note 2)                         382,642         369,877
 Furniture and equipment                              72,540          74,511
 Leasehold improvements                               10,528          10,334
----------------------------------------------------------------------------

                                                     465,710         454,722
Less accumulated depreciation and amortization       405,869         400,822
----------------------------------------------------------------------------

Property and equipment, net                           59,841          53,900
----------------------------------------------------------------------------

OTHER                                                  6,997           6,957
----------------------------------------------------------------------------

                                                    $357,401        $299,347
============================================================================

                See accompanying notes to financial statements.


                       ITEM PROCESSING OF AMERICA, INC.

                                BALANCE SHEETS

-----------------------------------------------------------------------------------------
                                                           SEPTEMBER 30,   December 31,
                                                               1998            1997
-----------------------------------------------------------------------------------------
                                                           (UNAUDITED)
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Accounts payable and accrued liabilities                   $  73,869         $  52,685
 Deferred revenues                                             13,950            14,100
 Current maturities of long-term debt (Note 2)                  5,903             3,390
-----------------------------------------------------------------------------------------
Total current liabilities                                      93,722            70,175

CUSTOMER DEPOSITS                                              22,774            17,774
LONG-TERM DEBT, less current maturities (Note 2)               10,754             3,566
-----------------------------------------------------------------------------------------

Total liabilities                                             127,250            91,515
-----------------------------------------------------------------------------------------

COMMITMENTS AND SUBSEQUENT EVENT (NOTES 4 AND 8)
-----------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY (NOTE 3)
 Preferred stock, 8.4% cumulative, $25.00 par
  value, 12,000 shares authorized, 4,000 and
  7,000 shares outstanding, callable at $26 per share         100,000           175,000
 Preferred stock, 8% cumulative, $20 par value,
  3,000 shares authorized, 0 and 1,978 shares
  outstanding, each share convertible into 10
  shares of common stock, callable at $21 per share                -             39,560
 Common stock, $1.00 par value, 500,000 shares
  authorized, 214,840 and 216,530 shares
  outstanding                                                 214,840           216,530
 Additional paid-in capital                                    41,388            30,678
 Deficit                                                     (126,077)         (253,936)
-----------------------------------------------------------------------------------------
Total stockholders' equity                                    230,151           207,832
-----------------------------------------------------------------------------------------
                                                            $ 357,401         $ 299,347
=========================================================================================

                See accompanying notes to financial statements.

                                                 ITEM PROCESSING OF AMERICA, INC.

                                                       STATEMENTS OF INCOME

--------------------------------------------------------------------------------------------------------
                                         Nine months ended September 30,       Year ended December 31,
                                         -------------------------------      --------------------------
                                                1998         1997                 1997           1996
--------------------------------------------------------------------------------------------------------
                                            (UNAUDITED)  (UNAUDITED)
REVENUES                                    $  864,985    $ 729,197            $1,012,590     $ 846,939
--------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
  Salaries and wages                          426,663       426,941               567,530       469,212
  General and administrative                  108,508        78,931               104,168        94,712
  Rent                                         70,735        67,995                90,672        87,037
  Equipment maintenance                        43,470        41,756                55,741        53,984
  Insurance                                    31,186        34,527                46,819        38,537
  Marketing                                    25,594        31,341                45,151        30,621
  Depreciation and amortization                12,325        13,650                33,866        12,307
---------------------------------------------------------------------------------------------------------

Total operating expenses                      718,481       695,141               943,947       786,410
---------------------------------------------------------------------------------------------------------

OPERATING INCOME                              146,504        34,056                68,643        60,529
---------------------------------------------------------------------------------------------------------

OTHER INCOME (EXPENSE)
  Dividend income                                   -             -                     -         2,787
  Interest expense                               (857)         (831)               (1,055)       (3,239)
  Loss on sale of investment (Note 7)               -             -                     -       (17,000)
---------------------------------------------------------------------------------------------------------

Total other expenses                             (857)         (831)               (1,055)      (17,452)
---------------------------------------------------------------------------------------------------------

NET INCOME                                  $ 145,647      $ 33,225             $  67,588      $ 43,077
=========================================================================================================

                See accompanying notes to financial statements.


                                                 ITEM PROCESSING OF AMERICA, INC.

                                                STATEMENTS OF STOCKHOLDERS' EQUITY

--------------------------------------------------------------------------------------------------------------------

                                             8.4% Preferred Stock      8% Preferred Stock         Common Stock
                                          ------------------------------------------------------------------------
                                             Shares        Amount     Shares       Amount      Shares       Amount
--------------------------------------------------------------------------------------------------------------------

Balance at December 31, 1995                  7,000     $ 175,000      1,978    $  39,560     216,530    $ 216,530
  Net income                                      -             -          -            -           -            -
  Dividends                                       -             -          -            -           -            -
--------------------------------------------------------------------------------------------------------------------

Balance at December 31, 1996                  7,000       175,000      1,978       39,560     216,530      216,530
  Net income                                      -             -          -            -           -            -
  Dividends                                       -             -          -            -           -            -
--------------------------------------------------------------------------------------------------------------------

Balance at December 31, 1997                  7,000       175,000      1,978       39,560     216,530      216,530
  Redemption of 8.4% preferred stock
     (Note 3)                                (3,000)      (75,000)         -            -           -            -
  Redemption of 8% preferred stock
     (Note 3)                                     -             -       (416)      (8,736)          -            -
  Conversion of 8% preferred stock
     (Note 3)                                     -             -     (1,562)     (30,824)     15,620       15,620
  Common stock repurchased (Note 3)               -             -          -            -     (29,310)     (29,310)
  Stock options exercised (Note 3)                -             -          -            -      12,000       12,000
  Dividends                                       -             -          -            -           -            -
  Net income                                      -             -          -            -           -            -
--------------------------------------------------------------------------------------------------------------------

Balance at September 30, 1998 (unaudited)     4,000     $ 100,000          -    $       -     214,840    $ 214,840
====================================================================================================================


                                                Additional
                                                 Paid-in
                                                 Capital       (Deficit)         Total
-------------------------------------------------------------------------------------------
Balance at December 31, 1995                    $   30,678    $ (328,873)      $ 132,895
  Net income                                             -        43,077          43,077
  Dividends                                              -       (17,864)        (17,864)
-------------------------------------------------------------------------------------------

Balance at December 31, 1996                        30,678      (303,660)        158,108
  Net income                                             -        67,588          67,588
  Dividends                                              -       (17,864)        (17,864)
------------------------------------------------------------------------------------------

Balance at December 31, 1997                        30,678      (253,936)        207,832
  Redemption of 8.4% preferred stock
     (Note 3)                                       (3,000)            -         (78,000)
  Redemption of 8% preferred stock
     (Note 3)                                            -             -          (8,736)
  Conversion of 8% preferred stock
     (Note 3)                                       15,204             -               -
  Common stock repurchased (Note 3)                 (1,494)            -         (30,804)
  Stock options exercised (Note 3)                       -             -          12,000
  Dividends                                              -       (17,788)        (17,788)
  Net income                                             -       145,647         145,647
------------------------------------------------------------------------------------------

Balance at September 30, 1998 (unaudited)     $     41,388    $ (126,077)      $ 230,151
==========================================================================================
                                           See accompanying notes to financial statements.

                                                 ITEM PROCESSING OF AMERICA, INC.

                                                     STATEMENTS OF CASH FLOWS
----------------------------------------------------------------------------------------------------------------------------
                                                                        Nine Months Ended
                                                                          September 30,              Year Ended December 31,
                                                                 -----------------------------    --------------------------
                                                                      1998             1997            1997           1996
----------------------------------------------------------------------------------------------------------------------------
                                                                   (Unaudited)      (Unaudited)
OPERATING ACTIVITIES
 Net income                                                      $    145,647    $      33,225    $    67,588     $   43,077
 Adjustments to reconcile net income to net cash
  provided by operating activities:
   Depreciation and amortization                                       12,325           13,650         33,866         12,307
   Bad debt expense                                                    10,000                -              -              -
   Loss on sale of investments                                              -                -              -         17,000
   (Increase) decrease in:
     Accounts receivable                                              (12,863)         (21,776)        (6,254)       (17,675)
     Prepaid expenses                                                   2,166          (20,434)       (13,988)         1,686
     Other                                                                (40)           8,000          1,000         (1,193)
   Increase (decrease) in:
     Accounts payable and accrued liabilities                          15,933           12,212          1,357          1,483
     Deferred revenues                                                   (150)           1,000            750        (10,200)
     Customer deposits                                                  5,000           11,500          1,600         (1,400)
----------------------------------------------------------------------------------------------------------------------------

Net cash provided by operating activities                             178,018           37,377         85,919         45,085
----------------------------------------------------------------------------------------------------------------------------

INVESTING ACTIVITIES
 Additions to property and equipment                                   (1,778)         (18,265)       (16,229)       (18,273)
 Proceeds from sale of investment                                           -                -              -         25,000
----------------------------------------------------------------------------------------------------------------------------

Net cash (used in) provided by investing activities                    (1,778)         (18,265)       (16,229)         6,727
----------------------------------------------------------------------------------------------------------------------------

FINANCING ACTIVITIES
 Repurchase of common stock                                           (29,310)               -              -              -
 Redemption of preferred stock                                        (82,980)               -              -              -
 Proceeds of issuance of common stock                                  12,000                -              -              -
 Dividends paid                                                       (17,788)         (13,399)       (17,864)       (17,864)
 Principal payments on debt                                            (6,786)          (3,133)        (4,188)       (37,933)
----------------------------------------------------------------------------------------------------------------------------

Net cash (used in) financing activities                              (124,864)         (16,532)       (22,052)       (55,797)
----------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in cash                                        51,376            2,580         47,638         (3,985)
Cash - beginning of period                                             75,725           28,087         28,087         32,072
----------------------------------------------------------------------------------------------------------------------------

Cash - end of period                                             $    127,101    $      30,667    $    75,725     $   28,087
============================================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
 Cash paid for interest                                          $        857    $         831    $     1,055     $    3,239

SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING
 ACTIVITIES:
   Loan obligation incurred for purchase of equipment            $     16,489                -              -              -
   Dividends declared                                            $      5,250                -              -              -
============================================================================================================================
                                                                              See accompanying notes to financial statements.

                                                                                                ITEM PROCESSING OF
                                                                                                     AMERICA, INC.

                                                                                     NOTES TO FINANCIAL STATEMENTS
                                                                      (UNAUDITED WITH RESPECT TO THE PERIODS ENDED
                                                                                      SEPTEMBER 30, 1998 AND 1997)
------------------------------------------------------------------------------------------------------------------
  1.   SUMMARY OF SIGNIFICANT      Business
       ACCOUNTING POLICIES         --------

                                   The Company provides data processing and other services primarily to financial institutions in South Florida.

                                   Estimates
                                   ---------

                                   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.
                                   Actual results could differ from those estimates.

                                   Property and Equipment
                                   ----------------------

                                   Property and equipment is carried at cost.  Depreciation and amortization are computed on the straight-line method over the three to five year estimated useful lives of the assets.

                                   Revenue Recognition
                                   -------------------

                                   Revenues are recognized as the services are rendered.

                                   Interim Financial Statements
                                   ----------------------------

                                   The financial statements for the nine months ended September 30, 1998 and
                                   1997 are unaudited.  In the opinion of management, such financial statements include all adjustments (consisting only of normal recurring accruals)
                                   necessary for a fair presentation of financial position and the results of operations.  The results of operations for the nine months ended September
                                   30, 1998 are not necessarily indicative of the results to be expected for the full year.

                                                                                                ITEM PROCESSING OF
                                                                                                     AMERICA, INC.

                                                                                     NOTES TO FINANCIAL STATEMENTS
                                                                      (UNAUDITED WITH RESPECT TO THE PERIODS ENDED
                                                                                      SEPTEMBER 30, 1998 AND 1997)
-----------------------------------------------------------------------------------------------------------------------

   2.  LONG-TERM DEBT              Long-term debt consists of the following:

                                                                                   September 30,          December 31,
                                                                                        1998                  1997
-----------------------------------------------------------------------------------------------------------------------

                                   Equipment loans payable, imputed interest rate
                                   of 13%, principal and interest payable
                                   monthly through May 2001 collateralized by
                                   certain computer equipment.                    $     16,379           $     4,178

                                   Bank loan payable, interest at 2% over prime
                                   (10.25% and 10.5% at September 30, 1998 and
                                   December 31, 1997, respectively), principal
                                   and interest payable monthly through November
                                   1998, collateralized by certain computer
                                   equipment.                                              278                 2,778

                                   ---------------------------------------------------------------------------------

                                   Total                                                16,657                 6,956
                                   Less current maturities                               5,903                 3,390
                                   ---------------------------------------------------------------------------------

                                                                                  $     10,754           $     3,566
                                   =================================================================================


   3.  STOCKHOLDERS' EQUITY        As of September 30, 1998, the Company had outstanding options to acquire an aggregate 17,000 shares of its common stock.  The options were granted in earlier years to certain executives, employees, and members of the Board of
                                   Directors at exercise prices (at or above estimated fair market value at the date of grant) of $1.00 per share.  The options expire in December 1998.
                                   During the nine months ended September 30, 1998, options to acquire

                                                                                                ITEM PROCESSING OF
                                                                                                     AMERICA, INC.

                                                                                     NOTES TO FINANCIAL STATEMENTS
                                                                      (UNAUDITED WITH RESPECT TO THE PERIODS ENDED
                                                                                      SEPTEMBER 30, 1998 AND 1997)
------------------------------------------------------------------------------------------------------------------
                                   12,000 shares of common stock were exercised and options to acquire 1,000 shares of common stock were cancelled.

                                   During the nine months ended September 30, 1998, 3,000 shares of 8.4%
                                   preferred stock were redeemed at $26 per share. Additionally, 250 shares of
                                   8% preferred stock were redeemed at $21 per share, 166 shares of 8% preferred stock were redeemed at $30 per share, 1,562 shares of 8% preferred stock were converted into 15,620 shares of common stock and the Company repurchased and retired 29,310 shares of common stock for $29,310.

   4.  COMMITMENTS                 The Company leases office space under operating leases which expire in 1999.
                                   As of September 30, 1998, the approximate future minimum lease payments required under the operating leases are as follows:

                                   Twelve months ending September 30,
                                   ---------------------------------
                                          1998                                                      $   19,585
                                   ---------------------------------------------------------------------------

                                                                                                   $    19,585
                                   ===========================================================================


   5.  INCOME TAXES                For each of the periods presented in the accompanying financial statements, the Company utilized available net operating loss carryforwards to eliminate taxable income.  As of September 30, 1998, the Company has net operating loss carryforwards of approximately $44,000 for income tax purposes expiring through 2009.

                                   Realization of any portion of approximate $17,000 deferred tax asset at
                                   September 30, 1998, resulting from the available net operating loss carryforward, is not considered more likely than not and, accordingly, a valuation allowance has been recorded for the full amount of such asset.

                                   Future utilization of the net operating loss carryforward may be limited due to changes in control of the Company.

                                                                                                ITEM PROCESSING OF
                                                                                                     AMERICA, INC.

                                                                                     NOTES TO FINANCIAL STATEMENTS
                                                                      (UNAUDITED WITH RESPECT TO THE PERIODS ENDED
                                                                                      SEPTEMBER 30, 1998 AND 1997)
------------------------------------------------------------------------------------------------------------------
   6.  RELATED PARTY               Included in revenues for the nine months ended September 30, 1998 and the years ended December 31, 1997 and 1996 is approximately $80,000, $64,000 and
                                   $48,000, respectively, earned from a financial institution which is a stockholder of the Company.  Marketing expense for the nine months ended
                                   September 30, 1998, and the years ended December 31, 1997 and 1996, includes approximately $26,000, $45,000 and $26,000, respectively, for services rendered to the Company by two members of the Company's Board of Directors.

   7.  INVESTMENT                  During 1996, the Company sold its investment in a privately held entity that provides courier services to the Company for $25,000, resulting in a loss of
                                   $17,000 which is included in other expenses in the accompanying statement of income.

   8.  SUBSEQUENT EVENT            On October 31, 1998, the Company entered into an agreement to sell all the outstanding common and preferred stock and options to acquire common stock of the Company to The Intercept Group, Inc. for aggregate cash consideration of
                                   $1,255,474.